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November 14, 2003

CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland  20815


     RE: Revolving Credit Facility and Term Loan (the "Loans") from CapitalSource Finance LLC ("Lender") to Opticare Health Systems, Inc., a Delaware corporation, Opticare Eye Health Centers, Inc., a Connecticut corporation, Primevision Health, Inc., a Delaware corporation, and Opticare Acquisition Corporation, a New York corporation (collectively, "Borrower")

The undersigned, Palisade Concentrated Equity Partnership, L.P. ("Palisade") is a substantial direct or indirect equity holder of Borrower. The Loans are evidenced by that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated January 25, 2002 (as the same has been and may hereafter be amended, supplemented or modified from time to time, the "Loan Agreement") by and between Lender and Borrower. Capitalized terms used but not otherwise defined in this letter agreement are as defined in the Loan Agreement.

Palisade acknowledges and confirms that, as a direct and indirect owner of Borrower that it will benefit from the advancement of funds, including the Overadvances, under the Revolving Facility to Borrower.

In order to induce Lender to enter into the Loan Agreement and to consummate the transactions contemplated thereby (including providing the Overadvances), and in consideration therefore, the parties agree as follows:

Palisade agrees to guaranty due and punctual payment when due of all Overadvances made pursuant to the Loan Agreement and the interest thereon and any and all other monies and amounts due or which may become due on or with respect to, in any case whether according to the present terms thereof, at any earlier or accelerated date or dates or pursuant to any extension of time or to any change in the terms, covenants, agreements and conditions thereof now or at any time hereafter made or granted ("Palisade Obligations").

This letter agreement is a promise of payment of the Overadvances and not of collection. If any Palisade Obligation is not satisfied when due, whether by acceleration or otherwise, Palisade shall forthwith satisfy such Palisade Obligation, upon demand, and no such satisfaction shall discharge the obligations of the Palisade hereunder until all Palisade Obligations have been indefeasibly paid in cash and performed and satisfied in full and Lender's commitment to make Overadvances under the Loan Agreement has terminated. Palisade's agreement to pay the Palisade Obligations under this letter agreement shall be primary and direct and not conditional or contingent upon the enforceability of any obligation, the solvency of Borrower or any other Person, any obligation or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or the pursuit by Lender of any remedies it may have against Borrower or any other Palisade of the Palisade Obligations or any other Person. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower or any other Person or to sell at foreclosure or otherwise pursue or exhaust its remedies against any Collateral of Borrower or any guarantor of the Palisade Obligations or any other


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Person before, simultaneously with or after enforcing its rights and remedies hereunder against Palisade, and any one or more successive and/or concurrent actions may be brought against Palisade in the same action brought against Borrower or any other Person of the Palisade Obligations or in separate actions, as often as Lender may deem advisable, in its sole discretion. The obligations of Palisade hereunder shall not in any way be affected by any action taken or not taken by Lender.

Palisade hereby represents and warrants to Lender that Palisade has all requisite power and authority (i) to execute, deliver and perform its obligations under this letter agreement and (ii) to consummate the transactions contemplated hereunder, and Palisade is under no legal restriction, limitation or disability that would prevent it from doing any of the foregoing.

Palisade hereby waives demand, setoff, counterclaim, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein, it being the intention hereof that Palisade shall remain liable as a principal until the full amount of all Palisade Obligations shall have been indefeasibly paid in full in cash and performed and satisfied in full and the Loan Agreement terminated, notwithstanding any act, omission, or anything else which might otherwise operate as a legal or equitable discharge of Palisade.

Palisade acknowledges and agrees that its obligations as Palisade shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or any other surety or guarantor of the Palisade Obligations or any other Person or its estate in bankruptcy resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court.

Palisade acknowledges and agrees that Lender shall have the full right and power, in its sole discretion and without any notice to or consent from Palisade and without affecting or discharging, in whole or in part, the liability of Palisade hereunder to deal in any manner with the Palisade Obligations and any security or guaranties therefor, including, without limitation, to (A) release, extend, renew, accelerate, compromise or substitute and administer the Palisade Obligations and other obligations under the Loan Documents in any manner it sees fit, (B) release any or all collateral for the Palisade Obligations, (C) release any guarantor of the Palisade Obligations, (D) extend the time for payment of the Palisade Obligations or any part thereof, (E) change the interest rate on the Palisade Obligations or any Note under the Loan Agreement, (F) reduce or increase the outstanding principal amount of the Palisade Obligations or any Note under the Loan Agreement, (G) accelerate the Palisade Obligations, (H) make any change, amendment or modification whatsoever to the terms or conditions of the Loan Documents, (I) extend, in whole or in part, on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to any Note or for the performance of any term or condition of the Loan Documents, (J) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against Borrower or any other guarantor of the Palisade Obligations or any other Person, or with respect to any security interest of any kind held by Lender at any time, whether under any Loan Document or otherwise, (K) release or substitute any security interest of any kind held by Lender at any time, (L) collect and retain or liquidate any collateral subject to such security interest, (M) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which the Borrower or any other guarantor of the Palisade Obligations is in default, (N) foreclose on any of the Collateral, (O) grant waivers or indulgences, (P) take additional collateral, (Q) obtain any additional guarantors, (R) take a deed in lieu of foreclosure and/or (S) take or fail to take any other action whatsoever with respect to the Palisade Obligations. Palisade hereby waives and agrees not to assert

                                      -2-

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against Lender any rights which a guarantor or surety could exercise.
Notwithstanding any other provision of this letter agreement, Palisade agrees that Lender has no duties of any nature whatsoever to Palisade, whether express or implied, by virtue of this letter agreement or any other Loan Document, operation of law or otherwise.

Palisade agrees that its obligations hereunder are irrevocable, joint and several and independent of the obligations of Borrower or any other guarantor of the Palisade Obligations or any other Person.

Palisade agrees that it shall have no right of subrogation whatever with respect to the Palisade Obligations or to any collateral securing such Palisade Obligations unless and until such Palisade Obligations have been irrevocably and indefeasibly paid in full in cash and performed in full and the Loan Agreement has terminated.

Palisade agrees that this letter agreement shall inure to the benefit of, and may be enforced by, Lender, all future holders of any Note or any of the Palisade Obligations and each of their respective successors and permitted assigns, and shall be binding upon and enforceable against Palisade and Palisade's assigns and successors. Palisade agrees that it may not assign, delegate or transfer this letter agreement or any of its rights or obligations under this letter agreement without the prior written consent of Lender.

No course of action or delay, renewal or extension of this letter agreement or any rights or obligations hereunder, release of Palisade or any of the foregoing, or delay, failure or omission on Lender's part in enforcing this letter agreement, or any other Loan Document or in exercising any right, remedy, option or power hereunder or thereunder shall affect the liability of Palisade or operate as a waiver of such or of any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or thereunder affect the liability of Palisade or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver by Lender of any one or more defaults by Palisade in the performance of any of the provisions of this letter agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.

If any term or provision of this letter agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this Guaranty which shall be given effect so far as possible.

This letter agreement shall be effective on the date hereof and shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Palisade Obligations and termination of Lender's obligations to make Overadvances under the Loan Agreement, all in accordance with the Loan Agreement, and the rights and powers granted to Lender hereunder shall continue in full force and effect notwithstanding the termination of this letter agreement or the fact that Borrower's borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position until all of the Palisade Obligations have been indefeasibly paid in full in cash and performed and satisfied in full.

This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions.

This letter agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

Palisade agrees to treat this letter agreement and all other Loan Documents and all provisions thereof confidentially and not to transmit any copy hereof or thereof or disclose the contents hereof or thereof, in whole or in part, to any Person (including, without limitation, any financial institution or intermediary)

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without Lender's prior written consent, other than to Palisade's advisors and officers on a need-to-know basis.


                          PALISADE CONCENTRATED EQUITY PARTNERSHIP, L.P.


                          By: Palisade Concentrated Holdings, LLC, its general partner



                             By:   /s/ Eric J. Bertrand
                                   ----------------------------
                             Name: Eric J. Bertrand
                                   ----------------------------
                             Its:  Member
                                   ----------------------------


                          ADDRESS:

                              1 Bridge Plaza
                              --------------------------------------
                              Fort Lee, NJ 07024
                              --------------------------------------



ACKNOWLEDGED AND AGREED TO BY:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company

By:   /s/ Keith D. Reuben
      -----------------------------
Name: Keith D. Reuben
      -----------------------------
Its:  Director
      -----------------------------


OPTICARE HEALTH SYSTEMS, INC.,
a Delaware corporation


By:   /s/ Dean J. Yimoyines
      -----------------------------
Name: Dean J. Yimoyines
      -----------------------------
Its:  Chief Executive Officer
      -----------------------------


PRIMEVISION HEALTH, INC.,
a Delaware corporation

By:   /s/ Dean J. Yimoyines
      -----------------------------
Name: Dean J. Yimoyines
      -----------------------------
Its:  President
      -----------------------------

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OPTICARE EYE HEALTH CENTERS, INC.,
a Connecticut corporation

By:   /s/ Dean J. Yimoyines
      -----------------------------
Name: Dean J. Yimoyines
      -----------------------------
Its:  President
      -----------------------------


OPTICARE ACQUISTION CORP.

By:   /s/ Dean J. Yimoyines
      -----------------------------
Name: Dean J. Yimoyines
      -----------------------------
Its:  President
      -----------------------------



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